Exhibit 99.1

(OTCBB: ABHD) Innovative Technologies to Clean Water LD MICRO CONFERENCE PRESENTATION December 7, 2011

SAFE HARBOR STATEMENT The statements contained in this presentation that are not purely historical are forward - looking statements within the meaning of applicable securities laws . Forward - looking statements include statements regarding our “expectations,” “anticipation,” “intentions,” “beliefs,” or “strategies” regarding the future, whether or not those words are used . Forward - looking statements also include statements regarding revenue, margins, expenses, anticipated levels of future revenues and earnings from operations, projected costs and expenses related to our operations, liquidity, capital resources, and availability of future equity capital on commercially reasonable terms . Forward - looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered by the forward - looking statements . All forward - looking statements included in this presentation are based on information available to us as of the date of the presentation, and we assume no obligation to update any such forward - looking statements . Our actual results could differ materially from the forward - looking statements . Abtech Holdings, Inc. (ABHD.OB) 4110 North Scottsdale Road Scottsdale, AZ 85251 www.abtechindustries.com 2

Corporate Profile » Environmental company dedicated to providing innovative solutions to clean water. » Manufacturer and developer of Smart Sponge® and Smart Sponge Plus technology to solidify hydrocarbons and reduce coliform bacteria (EPA Registration # 86256 - 1) contained in stormwater, produced water and industrial waste water. » AbTech has targeted 3 markets for its products. STORM WATER PRODUCED WATER INDUSTRIAL WASTEWATER 3

Snap Shot

AbTech INDUSTRIES

History

- 1996
  - Founded
  - First Patent Filed - Smart Sponge® Core technology.
- 2000
  - First of 17 Patents Issued
- 2005
  - First Large-Scale Federal Funded Installation of Stormwater Filter (Norwalk, CT)
  - Began R&D Study Trials on Antimicrobial Technologies
- 2009
  - First Field Installation of Large Vault Design
- 2010
  - Began Nuclear Waterwaste Treatability Testing (May)
  - EPA Approval for Smart Sponge®Plus Antimicrobial (August)
  - Advisory Board Appointed:
    - Robert F. Kennedy Jr. (November)
    - Congressman Jim Saxton (November)
- 2011
  - Executive Management Appointments:
    - Jonathan Thatcher – COO (January)
    - Bjornulf White – EVP Strategy/BD (February)
  - Reverse Merged into Public Entity (February)
  - Signed N. America Distribution Agreement with Waste Management (April / Nov rollout)

Headquarters:	Scottsdale, AZ
Manufacturing:	Phoenix, AZ
Employee Count:	30 post funding
Market Cap:	$22 million

As of September 30, 2011

Shares Outstanding:	46.9 million
Fully Diluted:	71.3 million (including Conv. Note)
Options/Warrants:	5.2 million (Avg. $0.68) 5.3 million (Avg. $0.60)
Inside Ownership:	15% fully diluted
Long Term Debt:	$2.1 million
Shareholders' Equity:	$(4.2) million
NOLs:	$29.1 million

Latest News

11/29/11	ABHD Completes $4 Million Financing.
11/14/11	ABHD Smart Sponge® Achieves 99.99% Reduction of Hydrocarbons in Produced Water and Frac Water.
10/20/11	ABHD Announces Stormwater Solutions Roll-Out with Waste Management in California, Canada, and U.S. Southeast .
7/25/11	ABHD Releases New Multi-Use Disposable Filter for Industrial Waste Water Treatment.
6/16/11	ABHD UK Distributor Launches Product Line in Response to Regulatory Opportunity.
6/02/11	ABHD Appoints Industry Expert Skip Short as Director of global Stormwater Sales.
5/25/11	ABHD Selected by The Artemis Project™ as 2011 Top 50 Water Company.

Company transitioned from Development-stage to a Commercial entity during 2011

Company Guidance: 2012	Revenue	Earning	EPS (FD)
	$17 - $20 mil	$0.6 - $1.8 mil	$0.01 - $0.03

MAKERS OF smart sponge PRODUCTS

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Smart Sponge Technology 5 Absorbing capabilities makes Smart sponge highly effective as a filtration media to remove hydrocarbons and other pollutants from flowing or pooled water.

Patented MAKERS OF smart sponge PRODUCTS ® Technology

X 1000 Enlargement





- **Oleophilic** – Chemically selective towards hydrocarbons.
- **Hydrophobic** – Will not absorb water.
- **High Porosity** – Provides a very large surface area, increasing performance over competing technologies. Contaminant molecules diffuse into the network and become absorbed into the voids until the matrix is saturated. Smart Sponge will not release any contaminant molecules, even after saturation.
- **High Flow Rate** – Due to its highly porous design, Smart Sponge can pass 80 gpm/ft^2 with a one-foot media depth.
- **High BTU Value** – BTU value and can be reused as fuel in waste-to-energy facilities or cement kilns. Base polymer is 18,000 BTU, 320 lbs would produce 1 megawatt of power which could power 140 homes.
- **Absorption vs. Adsorption** – With Absorption the contaminant is solidified within the structure, with Adsorption the contaminant is attracted only to the surface of the structure and will leach.
- **Non-Leaching** – Creates a permanent bond with the hydrocarbon, it will not leach. Has completed TCLP testing finding "no detectable levels of leachable analytes."
- **Total Absorption** – Smart Sponge will generally absorb 2 to 3 times its weight in hydrocarbons prior to replacement.

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MAKERS OF smart sponge PRODUCTS

Polypropylene Smart Sponge Leaching Test: A b sorption VS A d sorption Patented ® Technology Smart Sponge starts as a powder and can then be formed into many different forms including popcorn, propellets, and Smart Paks. 7

Antimicrobial Properties Smart Sponge ® Plus Technology (EPA Reg. #86256 - 1) ▪ Smart Sponge ® Plus received EPA approval for reduction of Coliform Bacteria – First antimicrobial product registered with EPA for outdoor use. ▪ Key approach for reducing beach closures, TMDL compliance. ▪ Contains an antimicrobial agent that is effective in reducing coliform bacteria found in stormwater, industrial wastewater, and municipal wastewater. ▪ Antimicrobial technology synergistic with the Smart Sponge ® and does not reduce ability to remove hydrocarbons or sediment. ▪ Process permanently binds this antimicrobial agent. ▪ Does not leach or leak. 8

Patent Summary The United States Patent Office has issued AbTech 17 patents related to the Smart Sponge technology and products. Additionally, three of the patents have been pursued internationally with patents issued in Australia, Belgium, Canada, China, France, Germany, Israel, Italy, Japan, Korea, Mexico, and Singapore. Patents filed by AbTech generally protect the underlying polymer structure, the manufacturing process, certain finished products, and the integration of the antimicrobial solution. File dates for the patent span from 1996 to 2004. Issue dates for the patents span from 2000 to 2007 . Trademark Summary AbTech has registered three trademarks with the U.S. Patent and Trademark Office: 1. Smart Sponge ® - which denotes the Smart Sponge material itself in its various shapes and sizes. 2. Ultra - Urban ® Filter – which denotes AbTech’s line of storm drain filtration devices. 3. SMART PAK ® - which describes Smart Sponge material compacted into blocks, bricks or other pre - shaped forms. Patent and Trademark Summary AbTech intends to pursue patent protection for new patentable technologies that it develops. 9

Disposal of Spent Filter Media Local conditions, product use, and exposure can vary widely, the end user must determine the most appropriate disposal method for spent Smart Sponge. However, Smart Sponge samples saturated with hydrocarbons both in the lab and in the field have been tested according to EPA’s Toxicity Characteristic Leaching Procedure (“TCLP”). The following waste disposal and resource recovery industries have accepted spent Smart Sponge products for disposal and reuse : Waste - To - Energy Facilities A specialized segment of the solid waste industry has used spent Smart Sponge as an alternative fuel in the production of electricity. WTE is acknowledged at the federal level as a renewable energy source under the Federal Power Act, Title IV of the Clean Air Act and is a participant in the Department of Energy’s National Renewable Energy Program. Cement Kilns This industry has used spent Smart Sponge as an alternative fuel in the production process of Portland Cement. This process is considered a beneficial reuse of waste products. The BTU value of Smart Sponge is consistently above the average acceptable levels set for this high temperature. Landfill Disposal Spent Smart Sponge products have been classified as a solid waste and have been accepted at Subtitle D Landfills 10

Stormwater Market 11

Stormwater Market Overview AbTech addressable market - $5 billion ▪ AbTech has validated its product in the stormwater market over many years. ▪ Products are recognized by the EPA as a Best Management Practice (BMP) for non - point source pollution and stormwater control. ▪ The technology has been installed in over 15,000 locations across 36 states . ▪ International installations include: the UK, France, Italy, South/Central America, Switzerland, Canada, and Russia. ▪ Products in use include: Ultra Urban filters for drain openings and drain inserts, pre - cast small vaults (up to 0.6 cfs), and large cast - in - place vaults (up to 3.6 cfs). ▪ The primary customers for stormwater products are: 1) municipalities, 2) public/private partnerships (i.e airports), and 3) private developers including commercial, residential and industrial developers. • Municipalities – trying to meet unfunded mandates, long sales cycle, under constant budget pressure. • Public/Private Partnerships – long sales cycles, better budgeting (but still constrained), compliance with permits required. • Private Developers – must install BMP’s to get permitted, buy solely on price, most are installed and then never serviced or replaced (one - time sale). 12

In January 2011 AbTech signed a Marketing and Distribution Agreement with Waste Management, Inc. (WM) with a five year term. The Pilot Market Phase is 10 months in length and commenced on April 7, 2011. WM has identified four Pilot Market Areas to initially rollout the new offering. ▪ Responsibilities of AbTech – Provide training to designated sales and operations people of Distributor, support sales efforts by attending meetings (including meetings with potential customers), use commercially reasonable efforts to support sales and technical presentations, provide engineering support and technical documentation. ▪ Responsibilities of WM – Within a specific time period develop a marketing plan acceptable to AbTech, projected sales forecast, deploy products in a minimum number of locations, purchase a minimum of Qualified Products, develop technical and sales support expertise reasonably required to install Qualified Products. ▪ Pricing – Pricing is controlled by an Exhibit to the Agreement. List Price controls margin to Distributor. 30 day notice required to adjust prices. Summary of Waste Management Agreement » “Razor - RazorBlade” Business Model » AbTech is paid 30 days following product shipment 13

Sample Installations Norwalk, CT » Installed 275 UUF’s in 2005. » Norwalk conducted field testing achieving a 75% reduction in hydrocarbons and bacteria. » Three rounds of maintenance yielded 37,976 lbs of trash and debris. Long Beach, CA » Installed 1900 UUF’s in 2004. » Based on sampling, removal of 91,963 lbs of trash, debris, sediment, oil, grease and organics was documented. 14 Architect of the Capitol » Installed November 2009 in Senate and House parking lots. » Local distributor teaming with an industry lobbyist to leverage a key installation with legislators and with the EPA.

Sample Installations Airports » Westchester Airport – Shortly After installation of 35 filters in 2004 a fuel spill occurred and the filters successfully captured the contaminate before it entered the stormwater pipes. » The early capture prevented a costly clean - up and led to an airport - wide implementation the following year. » Additional airport installations include: Newark, Charlotte, Raleigh Durham, and Pope AFB. Village of Babylon (small vault) » Village of Babylon has been instrumental in the initial field testing of end of pipe vaults. Babylon initially installed three vaults in 2006. » After two years of field experience, the Village of Babylon and Suffolk County announced the expansion of the end of pipe vaults to all 92 of their stormwater outfall pipes that drain into the Long Island Sound. Nags Head, NC (large vault) » NC - DOT Ocean Outfall Project installed 960 Smart Paks in a street outfall that serves 53 acres. » Installation was completed in 2010, testing is now underway. » Eight additional sites for the large vault product in the same area. 15

Produced Water Market 16 “The biggest wild card for the future of oil and gas may be shale and other tight rocks…but the water requirements for fracking will be a high hurdle assent a technological breakthrough.” - Clifford Kraus, New York Times, October 25, 2011 AbTech’s Smart Sponge is a proven economical, advantageous product for fracing’s wastewater cleanup process.

Market Opportunity AbTech addressable market - $1.2 billion » 214 billion barrels (34 billion cubic meters) of produced water each year. » 75% of the produced water is reinjected and does not undergo tertiary treatment, that leaves 25% of total produced water as the target for AbTech products totaling approximately 53.5 billion barrels of water (8.5 billion cubic meters). » Smart Sponge technology is a tertiary treatment technology just prior to discharge or just in front of ion bed filter media as a diversion filter in a system upset environment. The potential applications in the secondary treatment market are specific to the engineered system. » Tertiary treatment costs about $4 per barrel for a total market opportunity of $214 billion. » Assuming a calculated cost of Smart Sponge of $0.15 per cubic meter, the market opportunity would be $1.275 billion. » Unconventional oil and gas resources, such as fracing operations, make new demands on water for extraction with significant pressure to recycle and reuse the produced water. 17 Cost comparison for AbTech versus two perceived competing technologies: 1) substrates treated with and oleophilic coating 2) organoclay

Produced Water Oil Water Separation De - oiling Remove Dissolved Solids Treat Bacteria ▪ De - oiling is a critical step to remove free oil, emulsified hydrocarbons and dissolved hydrocarbons to <5 mg/L. This protects downstream treatment technologies ▪ Cost of using SS to remove free oil is $0.018 per barrel, assuming 30 mg/L of free oil reducing down to <5 mg/L. ▪ Currently looking at new approaches to also treat and remove dissolved hydrocarbons. 18

Industrial Waste Water 19

Market Opportunity AbTech addressable market - $1 billion ▪ Industrial water treatment covers the mechanisms and processes used to treat waters contaminated by industrial or commercial activities prior to reuse or discharge. ▪ Most water is treated in industrial - scale processes which may include physical, chemical and biological treatment processes. Disposal of waste water from industrial operations is highly regulated and expensive. ▪ The main driver of the treatment market continues to be regulatory compliance under a variety of regulations set by the Clean Water Act of 1972 and related amendments, Nuclear Regulatory Commission regulations, international marine regulations, marine and other water quality regulations. ▪ Examples of industrial water treatment operations available to AbTech include: • Metals Machining e.g. waste cutting oils, waste coolant oils, waste degreasing solutions • Chemical tankers • Nuclear power generation • Pulp and paper processing • Power generation, coal fired, natural gas fired or hydroelectric • Steel manufacturing and recycling processes e.g. waste cutting oils, waste coolant oils, waste degreasing solutions 20

Industrial Waste Water Pressure Vessels • Cartridges • Large Pressure Vessels Gravity Filters • 30 gpm to 800+ gpm • Scalable Units Specialty & Custom Eng. • Unique Applications • One - Time Design AbTech has focused its efforts in three main product areas: pressure vessels, gravity filters, and specialty and custom engineered solutions. These products are marketed through a variety of non - exclusive distributor’s and manufacturer’s representatives, including: 21

LEADERSHIP – FINANCIALS GROWTH STRATEGY 22

Management Team

Glenn Rink, Founder, President, CEO and Director (1995)

Since AbTech's inception in June 1995, Mr. Rink has led AbTech through its transition from start-up R&D venture to commercialization. Earlier, Mr. Rink served as the president and founder of HydroGrowth International, an agricultural products company specializing in aqueous absorption polymer technology. The advancement of this technology at HydroGrowth expanded into the development and application of polymer technologies to hydrocarbons and fostered the founding of AbTech. Glenn served as the chairman (7 years) of the Board of Trustees and current Board member of Waterkeeper Alliance, Inc., a nonprofit organization working to protect water resources.

Lane J. Castleton, Chief Financial Officer and Treasurer (1998)

Over 28 years in managing accounting and finance functions. Previously, Mr. Castleton managed the finance, accounting, and administrative functions of Marine Preservations Association (1992 – 1997), an oil industry trade association that funded the establishment of a national catastrophic oil spill response capability. For nine years, Mr. Castleton served as the Controller and Chief Financial Officer of Symbion, Inc., a publicly traded medical device manufacturing company. Earlier Mr. Castleton was an auditor for Coopers & Lybrand. Mr. Castleton is a CPA with a Masters in Accounting.

Jonathan Thatcher, Chief Operating Officer and Director (2011)

12 year Director and President of Exeter Life Sciences Inc. where he served as Chairman of Arcadia Biosciences, Inc., an innovative plant biotechnology firm focused on nitrogen use efficiency, water use efficiency, and salinity tolerance; co-founded Kronos - The Optimal Health Company focused on preventative healthcare; served as Chairman of ViaGen, Inc., an animal biotechnology company focused on commercializing somatic cell nuclear transfer methods; Chairman and Interim President of Start Licensing, Inc., which manages and licenses a broad portfolio of intellectual property rights related to animal reproductive technologies. Mr. Thatcher also serves as a Director of AbTech Industries Inc., One Touch Systems, Inc. , and Chair of Governance Committee for the Arizona Chapter of the National Multiple Sclerosis Society.

Bjornulf White, EVP of Corporate Strategy and Business Development (2011)

Previously, Portfolio manager at Lockheed Martin Corporation where he was responsible for identifying, incubating, and expanding new technologies and markets for the corporation, such as the energy and water technologies sector. Prior to joining Lockheed, Mr. White worked as an attorney and business strategy consultant in Washington, DC. JD degree - George Washington University Law School, MPA - Cornell University's Institute for Public Affairs, BA – Cornell University.

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Board of Directors
(Independent)

Olivia H. Farr, Director and Secretary

CEO of Best Movies by Farr; trustee of the John Merck Fund, St. Mark's School ; actively involved in efforts to lower greenhouse gas emission. Past employment - Partner at First Funding Associates (Stamford, CT), Research Associate at Natural Resources Defense Council and Assistant Director of the Mrs. Giles Whiting Foundation. MBA - Pace University, MPA - NYU; BA – Univ of Pennsylvania.

David Greenwald (Director)

Chairman of Lansco Colors; President of Shoot the Moon Productions (TV series produced with Warner Bros.); Board of Directors for Northern Westchester Center For the Arts (1995 -1999); Board of Directors of The Boys and Girls Clubs of Northern Westchester (2000 – present). BA - Connecticut College.

A. Judson Hill (Director)

Managing Director of NGP Energy Capital Management. Previously, Managing Partner of Summit Global Management Inc. Formerly a Partner with The Halifax Group and Aqua International Partners, L.P., a private equity fund (global water focus). Earlier, HSBC Managing Director Investment Banker focused on water technology/services and water utilities; 15 years -operational management at Westinghouse Electric Corp. and Atlantic Richfield Corp. B.S./M.S. (Civil/Environmental Engineering) - University of Pittsburgh, BS (Biology & Chemistry) - Edinboro University.

Karl Seitz (Director)

Past President of Deimos Ventures, LLC, a private equity fund focused on investing in early stage technology companies relative to water, bio fuels, and genetics. Previously, 20 years with Mars, Inc. in a number of domestic and international financial positions; Controller for Kawasaki Motors USA (1977 -1984); Senior Tax Advisor at Arthur Andersen (1973 - 1977). Earned CPA; BA (Economics and Political Science) - UCLA. Formerly active in community non-profit organizations in Southern California.

F. Daniel Gabel (Director)

President & CEO of Hagedorn & Company (1963 – present). Prior experience, Price Waterhouse. Current Director of the Insurance Broker Association of NY; Board of Trustees of Waterkeepers Alliance, Inc., a non-profit organization working to protect water resources; Director and Finance Chairman for Cheshire Academy; Director and Vice President of Hundred Year Association; Director of Friends of the Earth Inc. Mr. Gabel is a Chartered Life Underwriter, BA (Accounting) - Duke University.

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Revenue Dynamics/Business Model

- "Razor-RazorBlade" Business Model

  Annual Addressable Market Size

Storm Water market opportunity:	$5.0 Billion
Produced Water market opportunity:	$1.2 Billion
Industrial Waste Water market opportunity:	$1.0 Billion

- Engage sector dominant strategic sales and distribution partners, where appropriate, for each AbTech business vertical.

  First Announced : Municipal market – Waste Management, Inc.

- AbTech receives payment from distributor 30 days following product shipment.

- AbTech current production capacity – $10 million/year.

  Cost & Timing of additional production - $175,000 per line ($3million additional capacity/year) – 10 weeks to build.

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Condensed Balance Sheet Cash $ 306,476 Receivables 106,934 Inventory, net 566,676 P repaid and other current assets 320,285 Fixed assets, net 50,689 Intangibles and other 45,529 Total Assets $ 1,396,589 Accounts Payable $ 827,744 L oan from shareholders 39,500 Convertible Promissory Notes 2,004,454 Customer deposits 193,614 A ccrued interest and expenses 231,016 Total Current Liabilities $ 3,296,328 Convertible Promissory Notes 2,036,000 Other long term liabilities 258,853 Total Liabilities $ 5,591,181 Total Stockholders’ Equity (4,194,592) Total Liabilities and Stockholders’ Equity $ 1,396,589 As of September 30, 2011 Subsequent to Q3 2011, AbTech raised $2,675,000 in secured convertible promissory notes. 26

Capitalization Table Directors and Executive Officers Common Shares Warrants Avg. Exercise Price Options Avg. Exercise Price Convertible Promissory Notes Convertible Preferred Stock Fully Diluted Shares % Ownership G. Rink, CEO 3,173,385 289,614 - 745,330 $0.70 - - 4,208,329 5.9% B oard (non - exec) 1,419,710 612,124 - 1,996,416 $0.70 833,333 - 4,861,583 6.8% Exec. M anagement 10,000 - - 1,075,404 $0.70 - - 1,085,404 1.5% Sub - Total 4,603,095 901,738 - 3,817,150 $0.70 - - 10,155,316 14.2% Employees - - - 292,809 $0.70 - 292,809 0.4% Public Held Shares 42,309,076 4,443,483 $0.60 1,087,199 $0.61 5,317,547 7,664,193 60,821,498 85.4% Total Outstanding 46,912,171 5,345,221 $0.60 5,197,158 $0.68 6,150,880 7,664,193 71,269,623 100.0 % As of September 30, 2011 27

Potential 12 Month Milestones » Continued rollout and associated revenue flow from Waste Management distribution agreement. » Additional marquee sales and distribution agreements matched to designated company verticals. » Begin marketing product lines in targeted international markets. » Further new product development programs to treat heavy metals, PCBs, and radionuclides. » Additional hires – Technical sales and support. » Expand manufacturing capabilities. » Profitability expected during 2012. » Continued Balance Sheet improvement. » Additional participation at industry conventions and analyst presentations. 28

Summary AbTech is an investment with all the elements of success: Interesting Valuation - Approximate Enterprise Value of $27 million (NOLs of $29million) and one of few public companies addressing over $7.2 billion annual market opportunity with patented, cost - effective product that generates rapidly growing recurring revenue and strong gross margins. With a stock price of $0.50, ABHD.ob is trading approximately 1X 2012 revenue and approximately 25X 2012 earnings, expected growth rate in excess of over 200% for the foreseeable future . 29 » Strong opportunities for revenue growth. □ Strategic relationships and distribution partners. □ Product line expansion. □ Geographic expansion into International markets. » Business model (razor/razorblade) is capable of generating recurring revenue and strong margins. » High Barriers to entry(regulatory and product development expenses/patents) with limited competition and first to market advantage in several markets. » Additional potential value in disposal of spent fiber. » Seasoned management.

Thank You for Your Time and Consideration 30 AbTech Industries contacts: Glenn Rink, CEO 480 - 874 - 4000 grink@abtechindustries.com Yvonne Zappulla, IR 212 - 681 - 4108 yvonne@grannusfinancial.com